REORGANIZED CONSUMAT SYSTEMS, INC.
                  POST OFFICE BOX 9379 RICHMOND, VIRGINIA 23227

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held December 12, 1996

TO THE HOLDERS OF COMMON STOCK:

            A Special Meeting of Shareholders of Reorganized Consumat Systems, Inc. (the "Company") will be held at the offices of the Company, 8407 Erle Road, Mechanicsville, Virginia, on December 12, 1996, at 8:30 a.m., for the following purposes:

               1. To act upon a proposal to amend the Amended and Restated Articles of Incorporation (the "Restated Articles") to change the name of the Company to Consumat Environmental Systems, Inc. (see Exhibit A to the Company's Proxy Statement);

               2. To act upon a proposal to amend the Restated Articles to increase the authorized capital stock of the Company to 25,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock (see Exhibit B to the Company's Proxy Statement);

               3. To act upon a proposal to amend the Restated Articles to remove the prohibition against the issuance of nonvoting equity securities and the related provision giving voting rights to shares of Preferred Stock and to add a provision confirming that holders of Common Stock are entitled to one vote per share on all matters to which a shareholder vote is taken (see Exhibit B to the Company's Proxy Statement);

               4. To act upon a proposal to amend the Restated Articles to add a provision to lower the voting requirement necessary for shareholder approval of certain actions (see Exhibit C to the Company's Proxy Statement);

               5. To ratify the selection of KPMG Peat Marwick LLP, certified public accountants, as auditors of the Company for the current fiscal year; and

               6. To transact such other business as may properly come before the meeting or any adjournment thereof.

            The Board of Directors has fixed the close of business on October 31, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

            Please complete, sign, date, and return promptly the enclosed Proxy regardless of whether you expect to attend the meeting. A self-addressed, stamped envelope is enclosed for your convenience. If you are present at the meeting, you may vote in person even if you have already sent in your proxy.

                                            By Order of the Board of Directors

                                            PATRICIA B. BRADLEY
                                            Corporate Secretary
November 8, 1996

                       REORGANIZED CONSUMAT SYSTEMS, INC.
                              Post Office Box 9379
                            Richmond, Virginia 23227

                                 PROXY STATEMENT
          Special Meeting of Shareholders To Be Held December 12, 1996


                                     General

            The accompanying proxy is solicited by and on behalf of the Board of Directors of Reorganized Consumat Systems, Inc. (the "Company"), for use at a Special Meeting of Shareholders of the Company to be held December 12, 1996, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Special Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations also may be made by mail or by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of shares held by them. This Proxy Statement is first being mailed to shareholders on or about November 8, 1996.

            The shares represented by all properly executed proxies received by the Corporate Secretary of the Company and not revoked as herein provided will be voted as set forth herein unless the shareholder directs otherwise in the proxy, in which event such shares will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by written notice (which may be in the form of a substitute proxy delivered to the Secretary of the meeting) or by attending the meeting and voting in person.


                        VOTING SECURITIES AND RECORD DATE

            The Board of Directors has fixed the close of business on October 31, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Each holder of record of the Company's common stock, $1.00 par value (the "Common Stock"), on the record date will be entitled to one vote for each share then registered in his name with respect to all matters to be considered at the meeting. As of the close of business on the record date, 1,010,000 shares of Common Stock were outstanding and entitled to vote at the meeting.

            Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count towards a quorum, and will have the effect of a vote against each of four proposed amendments to the Restated Articles because the approval of each proposal requires the affirmative vote of the holders of more than two-thirds of the outstanding shares of Common Stock.

                        OWNERSHIP OF COMPANY COMMON STOCK

            Security Ownership Of Certain Beneficial Owners. The following table lists the only persons known by the Company to be the beneficial owners of more than five percent of the Common Stock of the Company as of October 31, 1996. Mr. Alexander Y. Hoff serves as a director of the Company.

                          Name and Address of                      Amount of
                           Beneficial Owner                   Beneficial Ownership                         Percent of Class
            Alexander Y. Hoff                                        118,532                                        11.7%
            6443 Cloister Gate Drive
            Baltimore, Maryland  21212

            New England Waste Services, Inc.                         107,318                                        10.6%
            P.O. Box 866
            Rutland, Vermont  05702

            Peter T. Socha                                           100,000                                         9.9%
            1318 Jamestown Road
            Suite 201
            Williamsburg, Virginia  23185

            Carter Kaplan Holdings, L.L.C.                           100,000                                         9.9%
            P.O. Box 344
            629 East Main Street
            Richmond, Virginia  23202

            To the Company's knowledge, each of the above shareholders owns all such shares directly, except for Mr. Hoff who directly owns 10,360 shares of the Common Stock of the Company and whose company, Yankee Engineering Company, owns 108,172 shares of the Common Stock of the Company. Mr. Socha and his spouse, Annabelle K. Socha, are the joint owners of all 100,000 shares of the Common Stock of the Company listed above. Mr. Socha is the Vice President of Sirrom Capital Corporation, which holds a warrant to purchase at a price of $0.01 per share up to 250,000 shares of the Common Stock (which may be increased up to 475,000 shares if any of the indebtedness of the Company to Sirrom remains outstanding on March 31, 2001 and which number of shares is also subject to adjustment in the event of any stock dividend or split or other similar capital change).

            Security Ownership Of Management. The following table sets forth the ownership, if any, as of October 31, 1996, of the shares of Common Stock of the Company held by each director (except for Mr. Hoff who, because of his beneficial ownership of more than five percent of the Common Stock of the Company, is listed in the table immediately above) and the executive officers of the Company.




                     Name of                                                   Amount of
                Beneficial Owner                                          Beneficial Ownership                Percent of Class
 Robert L. Massey                                                                  45,870                               4.5%
 Chairman of the Board, President
 and Chief Executive Officer

 James W. Bohlig (1)                                                                    0                                  *
 Director

 D. Randolph Graham                                                                27,000(2)                            2.6%
 Director

 Charles E. Horner                                                                 26,000(2)(3)                         2.5%
 Director

 Mark E. Hills                                                                     32,560                               3.2%
 Chief Financial Officer

 Robert S. Lee                                                                     35,829                               3.6%
 Vice President

 Patricia B. Bradley                                                                2,860                                  *
 Corporate Secretary

 All executive officers and                                                       288,651                              27.2%
   directors as a group (8 persons)

 *      Indicates less than 1% beneficial ownership.
 (1) Mr. James W. Bohlig is the Senior Vice President and Chief Operating Officer of New England Waste Services, Inc., which owns 107,318 shares (approximately 10.6%) of the Common Stock of the Company.
 (2) Includes an option to acquire up to 25,000 shares of Common Stock at $3.50 per share granted under the Company's 1996 Non-Employee Directors Stock Option Plan.
 (3) These shares are held by Reed, L.P., a Virginia limited partnership, of which Charles E. Horner and his spouse, Carolyn R. Horner, are partners.

         Changes In Control. In connection with loans in the aggregate amount of $1,500,000 provided by Sirrom Capital Corporation ("Sirrom") and pursuant to the terms of a Stock Purchase Warrant dated March 12, 1996, the Company granted a warrant entitling Sirrom to purchase at a price of $0.01 per share up to 250,000 shares of the Common Stock (which may be increased up to 475,000 shares if any of the indebtedness of the Company to Sirrom remains outstanding on March 31, 2001 and which number of shares is also subject to adjustment in the event of any stock dividend or split or other similar capital change). The warrant is exerciseable beginning on and after March 31, 1998, until April 30, 2001.

         In addition, a change in control of the Company occurred on March 12, 1996, when the Company consummated its Second Amended Plan of Reorganization (the "Reorganization Plan"). All equity interests in the Company were canceled, including, without limitation, the 1,564,699 issued and outstanding shares of the old common stock of the Company and the debts of the Company were discharged; however, under the Reorganization Plan, a total of 510,000 shares of the new Common Stock of the Company were distributed to or on account of the holders of the old common stock of the Company and the holders of certain claims against the Company.


                  PROPOSAL ONE --AMENDMENT TO RESTATED ARTICLES
                             TO CHANGE COMPANY NAME

            On October 18, 1996, the Board of Directors of the Company approved for submission to a vote of the shareholders a proposal to amend Article I of the Amended and Restated Articles of Incorporation (the "Restated Articles") to change the name of the Company to Consumat Environmental Systems, Inc.
A copy of the proposed amendment is attached to this Proxy Statement as Exhibit
A.

            The Board believes that the change of the Company name to Consumat Environmental Systems, Inc., will enhance the identity of the Company in the marketplace and reflect the Company's successful emergence from its Chapter 11 reorganization proceeding. The name of the Company was Consumat Systems, Inc., until March 12, 1996, when it was changed to Reorganized Consumat Systems, Inc.

Vote Required

            Adoption of the proposed amendment to Article I of the Restated Articles requires the affirmative vote of the holders of more than two-thirds of the issued and outstanding shares of Common Stock of the Company.

            The Board of Directors unanimously recommends a vote "FOR" the proposed amendment to change the Company's name.


           PROPOSAL TWO -- AMENDMENT TO RESTATED ARTICLES TO INCREASE
                     THE AUTHORIZED SHARES OF CAPITAL STOCK

            On October 18, 1996, the Board of Directors of the Company approved for submission to a vote of the shareholders a proposal to amend Article III.A. of the Restated Articles to increase the number of authorized shares of Common Stock to 25,000,000 shares, par value $1.00, from 5,000,000 shares, and to increase the number of authorized shares of Preferred Stock to 5,000,000 shares, par value $1.00, from 1,000,000 shares. A copy of the proposed amendment is attached to this Proxy Statement as Exhibit B.

            The Company had outstanding at October 31, 1996, 1,010,000 shares of its Common Stock. No shares of Preferred Stock have been issued. An additional 200,000 shares of Common Stock are reserved for issuance pursuant to the Company's 1996 Stock Option Plan, 100,000 shares are reserved for issuance pursuant to the Company's 1996 Non-Employee Directors Stock Option Plan, and 475,000 shares are reserved for issuance pursuant to a Stock Purchase Warrant, dated March 12, 1996, held by Sirrom Capital Corporation that is exercisable at a price of $0.01 per share beginning on March 31, 1998 and ending on April 30, 2001. Accordingly, the Company now has approximately 3,215,000 shares of Common Stock available for stock dividends, stock splits, future acquisitions and for the raising of additional capital. If the amendment is approved, the Company will have approximately 23,215,000 shares of Common Stock available for issuance for these purposes and 5,000,000 shares of Preferred Stock.

            The Board of Directors unanimously recommends the adoption of this amendment to the Restated Articles so that the Company will have available authorized but unissued shares of Common Stock and Preferred Stock, particularly for future acquisitions as well as for stock dividends, stock splits, and the raising of additional capital as needed. The increase in the authorized shares of capital stock is not being proposed because of any specific contemplated acquisition, nor does the Company have any present plans to raise additional capital or to split its Common Stock or declare a stock dividend. The Board of Directors believes that having the authority to issue additional shares of Common and Preferred Stock will avoid the possible delay and expense of calling a special meeting of shareholders for this purpose at or near the time the Company may have a use for such shares.

            This amendment is not being proposed as a means of preventing a change in control or takeover of the Company. However, the Board of Directors could issue the additional shares of Common or Preferred Stock to dilute the stock ownership and voting power of persons seeking to obtain control of the Company, and the additional authorized shares could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. The existence of the additional authorized shares could have the effect of defeating or discouraging proposals for the acquisition of the Company which some or a majority of shareholders might deem advantageous. In addition, the Preferred Shares could be issued with relative rights and preferences that would make an acquisition or takeover of the Company undesirable to persons who might otherwise have an interest in making offers for the Company or its stock.

            The Board of Directors believes that the flexibility to issue additional shares of Common Stock and Preferred Stock authorized by this proposed amendment will, among other things, position the Company to take advantage of opportunities to acquire additional capital investment and thereby enhance its long-term prospects.

Vote Required

            Adoption of this proposed amendment to the Restated Articles requires the affirmative vote of the holders of more than two-thirds of the issued and outstanding shares of Common Stock of the Company.

            The Board of Directors unanimously recommends a vote "FOR" the proposed amendment to Article III.A. of the Restated Articles.


PROPOSAL THREE -- AMENDMENT TO THE RESTATED ARTICLES TO REMOVE PROHIBITION
              AGAINST THE ISSUANCE OF NONVOTING EQUITY SECURITIES

            On October 18, 1996, the Board of Directors of the Company approved for submission to a vote of the shareholders a proposal to amend further Article III of the Restated Articles that would: (i) remove the prohibition against the issuance by the Company of nonvoting equity securities; (ii) remove the provision giving voting rights to Preferred Stock; and (iii) add a provision confirming that the holders of the Common Stock are entitled to one vote per share on all matters as to which a shareholder vote is taken. A copy of the proposed amendments is attached to this Proxy Statement as Exhibit B.

            The Board believes that the elimination of the prohibition against the Company's issuance of nonvoting equity securities is necessary to provide the flexibility to permit the Company to issue shares of authorized Preferred Stock on such terms as it determines are appropriate. Article III.B., which prohibits the Company's issuance of nonvoting equity securities, and Article III.F., which provides that each outstanding share of Common Stock and each outstanding share of Preferred Stock is entitled to one vote on each matter voted at a shareholder meeting, were included in the Company's charter pursuant to 11 U.S.C. ss. 1123(a)(6) in connection with the Company's reorganization under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. ss. 1101 et seq.). The Board believes that this prohibition and the related provision are no longer required as of March 28, 1996, which was the date of the Bankruptcy Court's Final Decree closing the Company's Chapter 11 bankruptcy proceeding.

            The proposed amendment to Article III.E(2) confirms that the holders of the Common Stock have one vote for each share of Common Stock they hold.

             If the proposed amendments to Article III are adopted, the Company would be permitted to issue shares of nonvoting Preferred Stock without further stockholder approval, upon such other terms and for such consideration as deemed appropriate by the Board of Directors in its discretion, except to the extent otherwise required by law.

Vote Required

            Adoption of the proposed amendments to Article III of the Restated Articles requires the affirmative vote of the holders of more than two-thirds of the issued and outstanding shares of Common Stock of the Company.

            The Board of Directors unanimously recommends a vote "FOR" the proposed amendments to Article III of the Restated Articles.


  PROPOSAL FOUR --AMENDMENT TO THE RESTATED ARTICLES GOVERNING THE SHAREHOLDER
                       VOTE REQUIRED FOR CERTAIN ACTIONS

            On October 18, 1996, the Board of Directors of the Company approved for submission to a vote of the shareholders a proposal to add a new Article VII to the Restated Articles governing the shareholder vote required for certain actions. A copy of the proposed amendment is attached to this Proxy Statement as Exhibit C.

            The Virginia Stock Corporation Act provides that, unless a corporation's articles of incorporation provide for a higher or lower vote, certain significant corporate actions must be approved by a vote of more than two-thirds of the votes entitled to be cast on the matter. These actions include amendments to its articles of incorporation, plans of merger or exchange, sales of substantially all its assets other than in the ordinary course of business or plans of dissolution ("Fundamental Actions"). Virginia law provides that a corporation's articles of incorporation may either increase the vote required to approve Fundamental Actions or may decrease the required vote to not less than a majority of the votes entitled to be cast.

            The proposed Article VII to the Restated Articles decreases the shareholder vote required to approve Fundamental Actions to a majority of the shares entitled to be cast, provided that two-thirds of the members of the Board of Directors then in office have approved and recommended the Fundamental Action. In the absence of such approval and recommendation by the Board, the vote required for approval of Fundamental Actions is increased to 80% or more of the shares entitled to vote on the matter. In contrast, the Restated Articles currently provide that a greater than two-thirds vote is required in all matters involving Fundamental Actions.

            The effect of this provision is to make shareholder approval of Fundamental Actions less difficult to obtain in the case of Fundamental Actions favored by the Board of Directors. A lower required shareholder vote will benefit the Company in terms of cost savings related to the solicitation efforts necessary to obtain a more than two-thirds vote. If, however, the incumbent Board does not approve a Fundamental Action by at least a two-thirds vote, this provision will make approval of the Fundamental Action subject to the 80% affirmative vote requirement and therefore more difficult to obtain. For this reason, the provisions of Article VII have anti-takeover implications in that it makes a Fundamental Action not approved by a two-thirds vote of the Board of Directors more difficult to adopt.

Vote Required

            Adoption of the proposed Article VII to the Restated Articles requires the affirmative vote of the holders of more than two-thirds of the issued and outstanding shares of Common Stock of the Company.

            The Board of Directors unanimously recommends a vote "FOR" the proposed Article VII to the Restated Articles.


             PROPOSAL FIVE -- RATIFICATION OF SELECTION OF AUDITORS

            KPMG Peat Marwick LLP, independent certified public accountants, has been selected by the Board of Directors as accountants and auditors for the Company for the current fiscal year, subject to ratification by the shareholders. The firm has no relationship with the Company. Representatives of KPMG Peat Marwick LLP are expected to be present at the special meeting of shareholders and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders. In the event the shareholders do not ratify the selection of KPMG Peat Marwick LLP, the selection of other accountants and auditors will be considered by the Board of Directors.

            The Board of Directors dismissed Parham, P.C., as the Company's auditors effective October 18, 1996. Parham, P.C., served as independent auditors of the Company for the years ended December 31, 1995, and December 31, 1994. At the annual meeting of the shareholders of the Company on June 14, 1996, the shareholders of the Company ratified the Company's engagement of Parham, P.C.

            The report of Parham, P.C., on the financial statements of the Company for the years ended December 31, 1995, and December 31, 1994, did not contain an adverse opinion, disclaimer of opinion or a qualification or modification as to certainty, audit scope or accounting principles, except that the report contained an explanatory paragraph which questioned the ability of the Company to continue as a going concern.

            There were no disagreements between the Company and Parham, P.C., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parham, P.C., would have caused Parham, P.C., to make reference to the subject matter of the disagreement(s) in connection with its reports, and there have been no "reportable events" during such period as such term is defined in Item 304(a) of Regulation S-B promulgated by the Securities and Exchange Commission.

            The Company furnished Parham, P.C., with a copy of the disclosure contained in this Proxy Statement, and advised Parham, P.C., that if it believed that the statements made by the Company herein were incomplete or incorrect, the firm could present its views in a brief statement to be included in this Proxy Statement. Parham, P.C., did not submit such statement of views to the Company.

            Action by shareholders is not required by law in the selection of independent auditors, but their selection is submitted by the Board of Directors in order to give shareholders the final choice in the designation of independent auditors.

            The Board of Directors unanimously recommends a vote "FOR" the selection of KPMG Peat Marwick LLP. Ratification of the selection requires a greater number of affirmative votes than negative votes.


                                  OTHER MATTERS

            The Board of Directors knows of no other matters which will be brought before the special meeting. However, if any other matters are properly presented, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.


                               FURTHER INFORMATION

          The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements thereto, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 1995. Such written requests should be sent to the Corporate Secretary, Reorganized Consumat Systems, Inc., Post Office Box 9379, Richmond, Virginia 23227.

                                            By Order of the Board of Directors

                                            PATRICIA B. BRADLEY
                                            Corporate Secretary

November 8, 1996

PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                                                  EXHIBIT A


            Set forth below is the text of Article I of the Company's Amended and Restated Articles of Incorporation, showing the proposed amendment:


                                    ARTICLE I

                                      NAME

            The name of the Corporation is Consumat Environmental Systems, Inc.

                                                                    EXHIBIT B


            Set forth below is the text of Sections A, B, E and F of Article III of the Company's Amended and Restated Articles of Incorporation. The underlined sections show the proposed amendments to (i) Section A to increase the number of authorized shares of Common Stock from 5,000,000 to 25,000,000 and the number of authorized shares of Preferred Stock from 1,000,000 to 5,000,000, and (ii) to Section E to confirm that each holder of Common Stock is entitled to one vote for each share held as to all matter submitted to a vote of shareholders. The text in Sections B and F that is struck through is proposed to be deleted. The remaining provisions of Article III dealing with the denial of preemptive rights and the issuance of Preferred Stock will not be amended.


                                   ARTICLE III

                                  CAPITAL STOCK

            A. Authorized Shares. The number and designation of shares that the Corporation shall have authority to issue and the par value per share are as follow:

          Class             No. of Shares                    Par Value

         Common              25,000,000                       $1.00
                             ----------
         Preferred            5,000,000                       $1.00
                             ---------

            B. (BEGIN STRIKE-THROUGH TEXT) Nonvoting Equity Securities. Pursuant to Section 1123(a)(6) of Title 11 of the United States Code, the Corporation shall not issue any nonvoting equity securities. (END STRIKE-THROUGH TEXT)

            E.       Common Stock.       (1)   Subject  to the  provisions
contained in the articles of amendment for any series of the Preferred Stock, the holders of outstanding shares of the Common Stock shall be entitled to receive dividends if, when and as declared by the Board of Directors out of funds legally available therefor

         (BEGIN UNDERLINED TEXT)         (2)   The holders of  outstanding
shares of the Common Stock shall, to the exclusion of the holders of any other class of stock of the Corporation, have the sole and full power to vote for the election of directors and for all other purposes without limitation, except (i) as otherwise provided with respect to the articles of amendment applicable to any series of the Preferred Stock, or (ii) as may be required by law. The holders of outstanding shares of Common Stock shall be entitled to one vote on each matter to be voted upon by the stockholders for each share of the Common Stock which they hold. (END UNDERLINED TEXT)

            F.  (BEGIN STRIKE-THROUGH TEXT)   Voting Rights.  Each  outstanding
share of Common Stock and each outstanding share of Preferred Stock is entitled to one vote on each matter voted at a shareholders' meeting.
(END STRIKE-THROUGH TEXT)

                                                                     EXHIBIT C


            Set forth below is the text of proposed Article VII of the Amended and Restated Articles of Incorporation, showing the proposed amendment:


                                   ARTICLE VII

                  SHAREHOLDER APPROVAL OF CERTAIN TRANSACTIONS

                        Any amendment of the Corporation's Articles of Incorporation, a plan of merger or exchange, a transaction involving the sale of all or substantially all the Corporation's assets other than in the regular course of business and a plan of dissolution shall be approved by the vote of a majority of all the votes entitled to be cast on such transactions by each voting group entitled to vote on the transaction at a meeting at which a quorum of the voting group is present, provided that the transaction has been approved and recommended by at least two-thirds of the directors in office at the time of such approval and recommendation. If the transaction is not so approved and recommended, then the transaction shall be approved by the vote of eighty percent (80%) or more of all votes entitled to be cast on such transactions by each voting group, entitled to vote on the transaction.

                       REORGANIZED CONSUMAT SYSTEMS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned, revoking all prior proxies, hereby appoints James K. Fishback, George P. Fultz, and Florence M. Hurt as proxies, and each or any of them with full power of substitution, to represent the undersigned and vote, as designated below, all the shares of Common Stock of Reorganized Consumat Systems, Inc. (the "Company"), held by the undersigned on October 31, 1996, at the Special Meeting of Shareholders to be held December 12, 1996, or any adjournment thereof, on each of the following matters:

    1. To amend the Amended and Restated Articles of Incorporation to change the name of the Company to Consumat Environmental Systems, Inc. (as described in Proposal One of the Proxy Statement):

        [ ] FOR                       [ ] AGAINST                   [ ] ABSTAIN

    2. To amend the Amended and Restated Articles of Incorporation to increase the authorized capital stock of the Company (as described in Proposal Two of the Proxy Statement):


        [ ] FOR                       [ ] AGAINST                   [ ] ABSTAIN

    3. To amend the Amended and Restated Articles of Incorporation to remove the prohibition against the issuance of nonvoting equity securities, to remove the provision giving voting rights to Preferred Stock, and to add a provision confirming that the holders of Common Stock are entitled to one vote per share on all matters as to which a shareholder vote is taken (as described in Proposal Three of the Proxy Statement):

        [ ] FOR                       [ ] AGAINST                   [ ] ABSTAIN

    4. To amend the Amended and Restated Articles of Incorporation to add a new provision decreasing the shareholder vote required to approve certain significant corporate actions to a majority of the shares entitled to be cast, provided that two-thirds of the members of the Board of Directors then in office have approved and recommended the corporate action (as described in Proposal Four of the Proxy Statement):


        [ ] FOR                       [ ] AGAINST                   [ ] ABSTAIN

              (PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE)

    5. To ratify the selection by the Board of Directors of KPMG Peat Marwick LLP, independent certified public accountants, as auditors of the Company for 1996 (Proposal Five of the Proxy Statement):


       [ ] FOR                       [ ] AGAINST                   [ ] ABSTAIN

    6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Board of Directors has not been notified of any such matters.

    This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each proposal. All joint owners MUST sign.

                                  DATED:
                                        ---------------------------------------


                                        ---------------------------------------
                                                     Signature


                                        ---------------------------------------
                                           Signature (if jointly owned)

    PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.